EXHIBIT 99:

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Registrant's quarterly report on Form 10-Q for the fiscal quarter ended February 28, 2003:

Certification of Chief Executive Officer
____________________________________

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NIKE, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended February 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 14, 2003                  /S/ PHILIP H. KNIGHT
                                       _______________________
                                       Philip H. Knight
                                       Chief Executive Officer


Certification of Chief Financial Officer
________________________________________

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NIKE, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended February 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 14, 2003                   /S/ DONALD W. BLAIR
                                        _______________________
                                        Donald W. Blair
                                        Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to NIKE, Inc. and will be retained by NIKE, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.